UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 6, 2018

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1665 Scenic Avenue, Suite 250, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 6, 2018, the board of directors (the “Board”) of TTM Technologies, Inc. (the “Company”) appointed Ms. Chantel E. Lenard as a Class I director with a term expiring in May of 2019, subject to approval from the United States Defense Security Service (“DSS”) pursuant to the Special Security Agreement between the Company and DSS.

There was no arrangement or understanding pursuant to which Ms. Lenard was appointed as a director, and since the beginning of our last fiscal year there have been no related party transactions between Ms. Lenard and our company.

Ms. Lenard will be entitled to receive the same compensation for service as a director as is provided to other non-employee directors of the Company pursuant to the Company’s previously disclosed director compensation program. Upon her appointment, Ms. Lenard will be issued 20,000 stock options with the strike price of the closing price of TTMI shares as of September 6, 2018.

The Board has determined that Ms. Lenard will be an independent director under NASDAQ listing standards.

Since 2017, Ms. Lenard has been a lecturer in marketing at the University of Michigan Ross School of Business. Ms. Lenard retired from Ford Motor Company in 2017 where she served in various positions in a career spanning 25 years. Ms. Lenard most recently held the position of Ford’s executive director of U.S. Marketing from 2013 to 2017 after living in Shanghai and serving as Ford’s Vice President of Marketing for Asia Pacific and Africa from 2010 to 2013. Ms. Lenard holds a bachelor’s degree in industrial engineering from Purdue University and a master’s degree in business administration from Harvard University.

On September 6, 2018, we issued a press release announcing the appointment of Ms. Lenard. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.2

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated September 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: September 6, 2018	By:	/s/ Daniel J. Weber
Senior Vice President, General Counsel & Secretary

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